





Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
16939P106
45665Q103
78648T100
Issuer
CHINA LIFE INSURANCE COMPANY
LIMITED
INFINITY PROPERTY & CASUALTY
SAFETY INSURANCE GROUP INC
Underwriters
China International, Citigroup, CSFB, DBSI,
Lehman
CSFB, Merrill, UBS, BoA, Bear Stearns, Morgan
Keegan
CSFB, Jefferies
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
LFC
IPCC
SAFT
Is the affiliate a manager or co-manager of offering?
Joint Lead
N/A
N/A
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/12/2003
12/11/2003
11/21/2002
Total dollar amount of offering sold to QIBs
 $                                               2,600,000,000
 $                                                 239,440,000
 $                                                   72,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                               2,600,000,000
 $                                                 239,440,000
 $                                                   72,000,000
Public offering price
 $                                                           18.68
 $                                                           30.50
 $                                                           12.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.13%
1.96%
0.17%
Rating
N/A
N/A
N/A
Current yield
N/A
N/A
N/A








Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder Emerging Markets Growth Fund
Boston
 $                       9,800
 $                   183,064
0.01%
81.86%
4.28%
12/31/2003
Scudder Global Fund
Boston
 $                     71,500
 $                 1,335,620
0.05%
81.86%
4.40%
12/31/2003
Scudder Pacific Opportunities Fund
Boston
 $                       7,400
 $                   138,232
0.01%
81.86%
3.58%
12/31/2003
Closed End Funds







Scudder New Asia Fund
Closed End
 $                     10,000
 $                   186,800
0.01%
81.86%
5.03%
12/31/2003
New York Fund







Scudder International Equity Fund
New York
 $                     51,000
 $                   952,680
0.04%
81.86%
5.18%
12/31/2003
Scudder International Select Equity Fund
New York
 $                     86,000
 $                 1,606,480
0.06%
81.86%
4.49%
12/31/2003
Total

 $                   235,700
 $                 4,402,876
0.17%








Security Information








Security Purchased
Comparison Security
Comparison Security
Issuer
TELKOM SA LTD.
COMMONWEALTH TELEPHONE ENTRP
CHINA TELECOM CORP.
Underwriters
DBSI, JP Morgan, Salomon, UBS Warburg, HSBC, Investec, Mazai
& Co., Barnard, Standard Corporate & Merchant Bank
Morgan Stanley, Goldman Sachs, Legg Mason, Raymond James, SG
Cowen
Bear Stearns, DBAB, UBS AG, China Intl. Capital Group, Merrill,
Morgan Stanley, CSFB, Goldman, JP Morgan, Lehman, Salomon
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
TKG SJ
CTCO US
CHA US
Is the affiliate a manager or co-manager of offering?
Joint lead
N/A
N/A
Name of underwriter or dealer from which purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/4/2003
12/12/2002
11/6/2002
Total Offering
 $                                                          489,353,702
 $                                                          165,950,000
 $                                                       1,362,480,000
Public offering price
 $                                                                        3.51
 $                                                                      35.00
 $                                                                      18.98
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
 $                                                                        0.07
 $                                                                        1.40
 $                                                                        0.59








Fund Specific Information







Board
Shares Purchased
$ Amount of Purchase
% of Offering
Purchased by the Fund
Security Performance
Sell Date*

Boston Funds







Scudder Emerging Markets Growth
Fund
Boston
99,200.00
 $                 348,192.00
0.07%
38.39%
3/26/2003

Total

99,200.00
 $                 348,192.00
0.07%







Security Information








Security Name
Comparison Security
Comparison Security
Cusip
17133Q205
62913F201
04269Q100
Issuer
CHUNGHWA TELEKOM
NII HOLDINGS INC
ARRIS GROUP INC
Bloomberg Ticker
CHT
NIHD
ARRS
Underwriters
Goldman Sachs International, Oriental Securities
Corporation, Merril Lynch International, Deutsche Bank
Securities, CLSA Limited, The Hongkong and Shanghai
Bank Corporation Ltd, UBS AG, Credit Suisse First
Boston (Hong Kong) Ltd, Daiwa Securities SMBC Hong
Kong Ltd.
Morgan Stanley, Banc of America Securities, Credit Suisse,
Sanders Morris Harris, Thomas Weisel Partners, UBS,
Equiserve Trust Company
CIBC, JP Morgan, HC Wainwright,
Needham, SunTrust
Years of continuous operation, including predecessors
>3 years
N/A
N/A
Security
Chunghwa Telekom
NII Holdings Inc
Arris Group Inc
Is the affiliate a manager or co-manager of offering?
Co-Lead Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Goldman Sachs International
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/17/2003
9/10/2003
6/19/2002
Total dollar amount of offering sold to QIBs
 $                                                    1,374,160,000.00
 $                                                                 210,000,000
 $                                 70,650,000
Total dollar amount of any concurrent public offering
 $                                                                          -
 $                                                                                -
 $                                              -
Total
 $                                                    1,374,160,000.00
 $                                                                 210,000,000
 $                                 70,650,000
Public offering price
 $                                                                     14.24
 $                                                                           60.00
 $                                           4.71
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.93%
5.00%
5.01%
Rating
N/A
N/A
N/A
Current yield
N/A
N/A
N/A








Fund Specific Information








Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the
Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







Scudder Pacific Opportunities Fund
Boston
 $                            280,528
 $                    280,528
0.02%
6.55%
7.30%
9/30/2003
Scudder Emerging Markets Growth
Boston
 $                            365,968
 $                    365,968
0.03%
6.55%
13.63%
9/30/2003
New York Funds







Scudder Communications Fund
New York
 $                          3,560,000
 $                 3,560,000
0.26%
6.55%
-0.39%
9/30/2003
Scudder International Equity Fund
New York
 $                          1,741,694
 $                 1,741,694
0.13%
6.55%
2.92%
9/30/2003
Total

 $                          5,948,190
 $                 5,948,190
0.31%




